GUINNESS ATKINSON FUNDS

GUINNESS ATKINSON SusTAINABLE ENERGY ETF

GUINNESS ATKINSON INTERNATIONAL DIVIDEND BUILDER ETF

GUINNESS ATKINSON US DIVIDEND BUILDER ETF

Supplement dated May 18, 2026

to the Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2026

The Board of Trustees of the Guinness Atkinson Funds (the “Trust”) has approved a plan to liquidate and terminate the following Guinness Atkinson ETFs (each, a “Fund” and collectively, the “Funds”):

•	Guinness Atkinson Sustainable Energy ETF (“SOLR”),
•	Guinness Atkinson International Dividend Builder ETF (“GAID”), and
•	Guinness Atkinson US Dividend Builder ETF (“GAUD”).

The Board’s determination was based on the size of each Fund, each Fund’s prospects for asset growth, the current investment environment and the recommendation of Guinness Atkinson Asset Management, the Funds’ investment adviser. The Board has approved a plan of liquidation, which provides that each Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all of each Fund’s respective shareholders of record. As of the close of regular trading on the NYSE Arca, Inc. (“NYSE Arca”) on June 30, 2026 (the “Last Trading Date”), shares of each of the Funds will cease trading on the NYSE Arca and will be closed to purchases by investors. In order to facilitate each Fund’s continued operations until liquidation, each Fund will continue to permit purchases and redemptions of creation units in the Fund until it is delisted from the exchange. Final liquidation of each Fund is currently expected to occur on or before July 7, 2026, but this date may be extended. Shareholders will receive liquidation proceeds as soon as practicable after the liquidation date.

Each Fund will be de-listed pursuant to the New York Stock Exchange’s procedures. Shareholders may sell their shares of a Fund prior to the close of regular trading on the Last Trading Date and customary brokerage charges may apply to such transactions.

As the liquidation of each Fund approaches, each Fund will deviate from its investment objective, investment strategies and investment policies as set forth in the Prospectus and will instead engage in business activities to wind down the Fund in an orderly manner and liquidate the Fund’s portfolio. During this period, each Fund will engage in transactions designed to convert the Fund’s assets to cash and a larger portion of the Fund’s assets will be held in cash and similar investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversely affect a Fund’s investment performance. The impending liquidation of a Fund may also result in creation unit redemptions. Shareholders remaining in a Fund may bear increased transaction expenses incurred in connection with the disposition of the Fund’s portfolio holdings. Any such transaction costs would reduce any distributable net capital gains.

For each Fund, any shares outstanding on the liquidation date will automatically be redeemed, and proceeds will be sent to the shareholder of record. For each Fund, liquidation proceeds will be paid in cash at the Fund’s net asset value per share as of the close of business on the liquidation date. Once a Fund’s final liquidating distributions are complete, the Fund will terminate.

The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event for Federal income tax purposes and may cause shareholders to recognize a gain or loss. Before the final liquidation, each Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Funds’ prospectus and statement of additional information. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s liquidation and the tax consequences to the shareholder.

The dates set forth in this supplement may be changed without notice by the officers of the Guinness Atkinson Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.